SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of report: June 18, 2007
(Date of earliest event reported)

INCENTRA SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-16031	86-0793960
(Commission File No.)	(I.R.S. Employer
Identification No.)

     1140 Pearl Street Boulder, Colorado 80302
(Address of principal executive offices; zip code)

(303) 449-8279
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

    SECTION 1 – REGISTRANTS BUSINESS AND OPERATIONS

Item 1.01 Entry Into A Material Definitive Agreement

      Effective June 18, 2007, we, together with our wholly-owned subsidiaries, PWI Technologies, Inc, Network System Technologies, Inc. , Tactix, Inc., Incentra Solutions of the Northeast, Inc., Incentra Solutions of California, Inc., ManagedStorage International, Inc., and Incentra Solutions International, Inc. entered into an amendment (the “Amendment”) affecting the following agreements and instruments relating to our financing activities with Laurus Master Fund, Ltd., a Cayman Islands corporation (“Laurus”):

  1. Security Agreement dated February 6, 2006;
  2.   Secured Revolving Note dated February 6, 2006;
  3. Common Stock Purchase Option dated February 6, 2006;
  4.   Secured Convertible Term note dated March 31, 2006;
  5.   Common Stock Purchase Warrant dated March 31, 2006;
  6.   Common Stock Purchase Warrant dated May 13, 2004;
  7.   Common Stock Purchase Warrant dated October 25, 2004;
  8.   Common Stock Purchase Warrant dated February 17, 2005; and
  9.   Common Stock Purchase Warrant dated June 30, 2005.

  The primary purpose of the Amendment was to increase our capital availability under the Security Agreement and Secured Revolving Note (items 1 and 2 above, respectively), from ten million dollars ($10,000,000) to fifteen million dollars ($15,000,000).

  In connection with the Amendment, we issued to Laurus a Common Stock purchase warrant to purchase 360,000 shares of our common stock at an exercise price of $ 0.01. The warrant expires on June 17, 2027. Laurus may not exercise the warrant in connection with a number of shares of common stock which would exceed the difference between (i) 9.99% of the issued and outstanding shares of common stock and (ii) the number of shares of common stock beneficially owned by Laurus, except upon (i) sixty-one (61) days prior notice from Laurus to us or (ii) upon the occurrence and continuance of an event of default under the Security Agreement. We also paid to the fund manager of Laurus a non-refundable fee of $100,000.

Under the terms of the Amendment, the conversion or exercise limitation of the Secured Convertible Term Note, the Common Stock Purchase Option and each of the Common Stock Purchase Warrants identified above were amended to increase the allowable beneficial ownership from 4.99% to 9.99% and to reduce the notice period to request waiver of the limitation from 75 days to 61 days.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

The disclosures contained in Item 1.01 are incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02	Unregistered Sales Of Equity Securities

In connection with the transactions described in Item 1.01, we issued to Laurus the Common Stock Purchase Warrant described therein. The Warrant was issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, on the basis that their issuance did not involve a public offering, no underwriting fees or commissions were paid by us in connection with such issuance and Laurus represented to us that it is an “accredited investor”, as defined in the Securities Act of 1933.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Number	Documents

10.1	Omnibus Amendment, dated June 18, 2007, by and among our company,
PWI Technologies, Inc., Tactix, Inc., Incentra Solutions of California,
Inc., Network System Technologies, Inc., Managed Storage International,
Inc., Incentra Solutions of the Northeast, Inc., and Incentra Solutions
International, Inc.

10.2	Common Stock Purchase Warrant, dated as of June 18, 2007, executed by our company in favor of Laurus Master Fund, Ltd.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INCENTRA SOLUTIONS, INC.

Date: June 22, 2007	By:	/s/ Thomas P. Sweeney III
Thomas P. Sweeney III
Chief Executive Officer